UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2019 (August 18, 2019)

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 327-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTMI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2019 Brian Barber notified TTM Technologies, Inc. (the “Company”) of his decision to retire as the Company’s Executive Vice President and Chief Operating Officer effective January 1, 2020.

On August 18, 2019, Philip T. Titterton, an Executive Vice President and the current President of the Aerospace & Defense / Specialty Business Unit, was appointed as the Company’s Chief Operating Officer effective January 1, 2020.

There is no arrangement or understanding between Mr. Titterton and any other person pursuant to which he was selected as an executive officer. There are no family relationships between Mr. Titterton and any director or executive officer of the Company. There are no transactions between the Company and Mr. Titterton that would be reportable under Item 404(a) of Regulation S-K of the rules and regulations of the SEC. In addition, there are no changes to Mr. Titterton’s compensation in connection with his appointment. Mr. Titterton remains subject to the Executive Change in Control Severance Agreement, the form of which was previously filed as Exhibit 10.4 in the Company’s Form 10-Q on May 5, 2015.

Philip Titterton

Philip Titterton, 54, has most recently served as the Company’s Executive Vice President and the President of the Aerospace & Defense / Specialty Business Unit. Prior to that, Mr. Titterton served as Chief Operating Officer of the Company’s North America Business Unit, and from 2006 to 2014 held many leadership roles including Vice President Operations of the Company’s North America Business Unit, Vice President of the Aerospace and Defense Operations, as well as General Manager of the Company’s Stafford Division. He also held positions as Vice President of Operations and General Manager for Tyco Electronics Printed Circuit Group from 1992 to 2006 before they were acquired by the Company. Mr. Titterton began his career in 1987 as an Operations Manager at Proctor and Gamble, followed by an Operations Consulting role at Coopers & Lybrand based out of NYC. Mr. Titterton holds a Bachelor’s Degree in Electrical Engineering from Lehigh University.

A copy of the press release announcing Mr. Barber’s retirement and Mr. Titterton’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 18, 2019

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: August 19, 2019		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Senior Vice President, General Counsel and Secretary

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